Principal Funds, Inc.
Supplement dated September 15, 2017
to the Statement of Additional Information dated June 12, 2017
(as supplemented June 16, 2017)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Delete the second to the last sentence in the first paragraph and replace with the following:
The Board is currently composed of eleven members, nine of whom are Independent Directors.
Independent Directors
Add the following paragraph to the alphabetical list of Independent Directors:
Christopher O. Blunt. Mr. Blunt has served as a Director of PFI and PVC and as a Trustee of the Trust since 2017. Christopher Blunt served in various capacities at New York Life Insurance Company from 2004 - 2017, most recently as the President of the Investments Group. Prior to New York Life, he was Chairman and Chief Executive Officer of Giving Capital Inc. Through his education and employment experience, Mr. Blunt is experienced with financial, regulatory and investment matters.
Management Information
Add the following row to the Independent Directors table in alphabetical order:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Christopher O. Blunt 711 High Street Des Moines, IA 50392 1962	Director Member Nominating & Governance Committee	Since 2017	Formerly, President of Investments Group, New York Life Insurance Company	127	MainStay Funds Trust MainStay VP Funds Trust MainStay Defined Term Municipal Opportunities Fund Investment Company Institute (ICI)
Add the following column to the Independent Directors (not Considered to be “Interested Persons”) table in alphabetical order:

Fund	Blunt*
Blue Chip	A
Preferred Securities	A
Total Fund Complex	C
*Mr. Blunt was not a director as of December 31, 2016.
Add the following row to the Compensation table on page 44 in alphabetical order:

Director	The Funds in this SAI	Fund Complex
Christopher O. Blunt *	$0	$0
*Director’s appointment effective September 12, 2017.

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